UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2012

SIGMA DESIGNS, INC.
 (Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	001-32207 (Commission File Number)	94-2848099 (IRS Employer Identification No.)

1778 McCarthy Boulevard Milpitas, California  95035
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 262-9003

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information included in Item 3.03 below and the Amendment No. 2 to Rights Agreement filed as Exhibit 4.3 hereto are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On June 11, 2012, Sigma Designs, Inc. (the “Company”) entered into Amendment No. 2 to Rights Agreement (the “Amendment” ) to amend that certain Preferred Stock Rights Agreement dated as of June 7, 2004, as amended on April 9, 2012, with Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC) as the “Rights Agent” (the “Rights Agreement”), with the purpose and effect of terminating the Rights Agreement.  Pursuant to the Amendment, the Series D Participating Preferred Stock Purchase “Rights” which accompany the Company’s common stock expire as of the close of business on June 11, 2012 and the Rights Agreement terminates on such date.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment which is filed as Exhibit 4.3 hereto and is incorporated herein by reference.

Item 8.01.	Other Events

On June 8, 2012, the Company’s Board of Directors determined that the positions of Chairman and CEO should not be held by the same person and that the position of Chairman should be held by an independent director.  In furtherance of this determination, the Board amended the Company’s Corporate Governance Guidelines, a copy of which is posted on the Company’s website.

On June 8, 2012, the Board appointed William J. Almon, the Company’s current lead independent director, to serve as the Chairman of the Board.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

4.1
Preferred Stock Rights Agreement, dated as of June 7, 2004, between the Company and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), including the Certificate of Determination, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-A (File No. 001-32207) filed on June 8, 2004).

4.2
Amendment No. 1 to Rights Agreement, dated as of April 9, 2012, between the Company and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), including the Certificate of Amendment of Certificate of Determination attached thereto as Exhibit A-1 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on April 10, 2012).

4.3	Amendment No. 2 to Rights Agreement, dated as of June 11, 2012, between the Company and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMA DESIGNS, INC.

Date: June 11, 2012	By:	/s/ Thinh Q. Tran
Thinh Q. Tran President & Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

4.1
Preferred Stock Rights Agreement, dated as of June 7, 2004, between the Company and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), including the Certificate of Determination, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-A (File No. 001-32207) filed on June 8, 2004).

4.2
Amendment No. 1 to Rights Agreement, dated as of April 9, 2012, between the Company and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), including the Certificate of Amendment of Certificate of Determination attached thereto as Exhibit A-1 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on April 10, 2012).

4.3	Amendment No. 2 to Rights Agreement, dated as of June 11, 2012, between the Company and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC).